UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 20, 2025
INDIVIOR PLC
(Exact name of registrant as specified in its charter)

England and Wales	001-37835	98-1204773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10710 Midlothian Turnpike Suite 125 North Chesterfield, VA	23235
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 804-379-1040 not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.50 nominal value per share	INDV	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) CFO Employment Agreements
On August 20, 2025, Indivior PLC (the “Company” or “Indivior”) entered into (i) a new Employment Agreement, and (ii) a new Confidentiality, Proprietary Rights and Non-Competition Agreement, with Ryan Preblick, the Company's Chief Financial Officer.
The purpose of the new agreements is to align Mr. Preblick's agreements with the Company's current forms of agreements for U.S.-based executives. Mr. Preblick's prior agreement was dated as of 2020.
There were no changes to Mr. Preblick's current compensation, responsibilities, or title. Mr. Preblick’s agreement provides for an annual base salary of $558,819 and an annual cash bonus opportunity targeted at 60% of the base salary, up to a maximum of 120% of the base salary, with the actual amount determined by the Company based on the achievement of individual and Company goals. The agreement also provides for potential annual long-term incentive awards to Mr. Preblick with a grant-date value anticipated to be 400% of the base salary, subject to the discretion of the Company’s Compensation Committee.

The foregoing summaries of the Employment Agreement and the Confidentiality, Proprietary Rights and Non-Competition Agreement are qualified in their entirety by reference to the full text of such agreements which are filed as Exhibit 10.1 and Exhibit 10.2 to this report, which are incorporated by reference herein.

Item 9.01 Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Employment Agreement dated as of January 1, 2025 by Indivior, Inc. and Ryan Preblick.
10.2	Confidentiality, Proprietary Rights and Non-Competition Agreement entered into as of January 1, 2025 by Indivior, Inc. and Ryan Preblick.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Indivior PLC

Date: August 22, 2025	By:	/s/ Jeff Burris
Name: Jeff Burris
Title: Chief Legal Officer